SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 14, 1999
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                                   KTI, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)


              33-85234                                    22-2665282
     ------------------------                -----------------------------------
     (Commission File Number)                 (IRS Employer Identification No.)

                                 (201) 854-7777
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

     On April 14, 1999, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1. Exhibit 99.1 is incorporated herein by reference.

     On April 16, 1999, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.2. Exhibit 99.2 is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

Exhibit No.    Description
-----------    -----------

  99.1         Press Release of the Registrant, dated April 14, 1999
  99.2         Press Release of the Registrant, dated April 16, 1999


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     April 16, 1999                KTI, INC.
                                        (Registrant)


                                        By:  /s/ Martin J. Sergi
                                             ----------------------------------
                                             Martin J. Sergi
                                             President